UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 9, 2019

EVELO BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38473	46-5594527
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
620 Memorial Drive
Cambridge, Massachusetts 02139
(Address of principal executive offices) (Zip Code)
(617) 577-0300
(Registrant’s telephone number, include area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EVLO	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.
On July 9, 2019, Evelo Biosciences, Inc. (the "Company") entered into a Collaboration Agreement (the "Collaboration Agreement") with Sacco S.r.l. ("Sacco"), an affiliate of one of the Company’s existing contract manufacturing organizations. Pursuant to the Collaboration Agreement, Sacco has agreed that it and its affiliates will, on an exclusive and worldwide basis for and on behalf of the Company, manufacture and supply single strain, non-genetically modified microbes intended for oral delivery or oral use in pharmaceutical products for a period of five years (the "Exclusivity Period"). Sacco and its affiliates may not manufacture and supply single strain, non-genetically modified microbes for oral delivery or oral use in pharmaceutical products for itself or other parties, with the exception of pre-existing products for pre-existing customers. Under the terms of the Collaboration Agreement, the Company has agreed to pay Sacco €600,000 annually during the Exclusivity Period.

The Collaboration Agreement will remain in effect during the Exclusivity Period and may be terminated by (i) the Company upon written notice to Sacco if an independent third-party representative concludes following an audit that Sacco or its affiliates are not in compliance with the exclusivity provisions of the Collaboration Agreement, (ii) Sacco upon written notice to the Company if the manufacturing relationship has been inactive for a period of six consecutive months and there are no services scheduled to be performed or products scheduled to be supplied within the next six months, or (iii) either party in the event of a material breach of the Collaboration Agreement by the other party that remains uncured for 20 business days or the insolvency of the other party.

The foregoing description is qualified in its entirety by reference to the Collaboration Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2019. The Company intends to seek confidential treatment for certain portions of the Collaboration Agreement.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVELO BIOSCIENCES, INC.

Date: July 11, 2019	By:	/s/ Daniel S. Char
Daniel S. Char
General Counsel & Secretary